                                                                   EXHIBIT 10.14


                           SEVENTH AMENDMENT TO LEASE


       This SEVENTH AMENDMENT TO LEASE made and entered into this 6th day of February, 1998 by and between 26600 DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 26600 Telegraph Road, Suite 450, Southfield, Michigan 48034-5300 (hereinafter referred to as "Landlord") and MEADOWBROOK, INC., a Michigan corporation, whose address 26600 Telegraph Road, Suite 300, Southfield, Michigan 48034 (hereinafter referred to as "Tenant").


                              W I T N E S S E T H :

       WHEREAS, Landlord as Landlord, and Tenant as Tenant, entered into that certain lease dated July 25, 1990 covering premises at the Brookview Building, 26600 Telegraph Road, Southfield, Michigan (hereinafter referred to as the "Original Premises"); and

       WHEREAS, the lease was amended by the First Amendment to Lease dated May 26, 1993, Second Amendment to Lease dated October 27, 1993, Third Amendment to Lease dated April 4, 1994, Fourth Amendment to Lease dated March 21, 1995, Fifth Amendment to Lease dated August 7, 1995, and Sixth Amendment to Lease dated May 13, 1996 (hereinafter collectively referred to as the "Lease"); and

       WHEREAS, Tenant desires to lease an additional premises on the first
(1st) floor consisting of two thousand and two (2,002) rentable square feet, hereinafter referred to as and designated the "Additional Premises G" on Exhibit "B" hereto and Landlord is willing to lease the Additional Premises G to Tenant upon the terms and conditions herein set forth; and

       WHEREAS, the parties wish to further amend the Lease as more particularly set forth herein,

       NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is hereby amended as follows:

                                       1.

       (a) Tenant will furnish to Landlord all information regarding its partition, electrical and telephone requirements and all other pertinent information, by not later than February 15, 1998. Based upon the information supplied by Tenant to Landlord, Landlord, at its sole cost and expense, shall prepare plans and specifications for the renovations to the Additional Premises G, and Landlord shall submit such plans and specifications to Tenant for Tenant's approval, which approval shall not be unreasonably withheld. Tenant shall approve said plans and specifications or supply Landlord with its comments in writing thereto within five (5) days of receipt of same, and if Tenant shall fail to supply such approval or comments in writing within such five (5) day period, such plans and specifications shall be deemed approved. If Tenant requests any changes to such plans and specifications, Landlord and Tenant shall cooperate to resolve all such matters.

       (b) Landlord shall complete the Additional Premises G in accordance with the approved plans and specifications and deliver the same to Tenant for Tenant's occupancy on or about April 1, 1998. The date Landlord so delivers the Additional Premises G to Tenant is hereinafter referred to as the "Effective Date".

       (c) The cost of all improvements to the Additional Premises G shall be paid by Tenant as follows: (i) One-half of such amount upon the approval of such costs by Tenant, and (ii) the balance of such amount prior to occupancy of the Additional Premises G by Tenant.

       (d) In consideration of Tenant paying for all the improvement costs, as provided in (c) above, Landlord shall provide Tenant with a $10,010.00 ($5.00 per rentable square foot) rent credit. Such credit shall be applied against the Basic Rental for the Additional Premises G until exhausted. For example, Tenant shall not be required to pay any Basic Rental with respect to the Additional Premises G for the first three (3) months following the Effective Date and the Basic Rental for the fourth (4th) month shall be $715.70.

                                       2.

             Effective upon the Effective Date, the Lease shall be amended as follows:

       (a) Section 1(d) of the Lease captioned "Demised Premises", shall be amended as follows:

             "(d) Demised Premises      The entire third floor of the building
                                        (25,064 square feet), a portion of the
                                        second floor of the building (23,669
                                        square feet), a portion of the fourth
                                        floor of the building (4,554 square
                                        feet) and a portion of the first floor
                                        of the building (7,234 square feet) as
                                        of the date hereof.

                                        The entire third floor of the building
                                        (25,064 square feet), a portion of the
                                        second floor of the building (23,669
                                        square feet), a portion of the fourth
                                        floor of the building (4,554 square
                                        feet) and a portion of the first floor
                                        of the building (9,236 square feet) as
                                        of the Effective Date."

       (b) Rider to Section 1(g) of the Lease captioned "Basic Rental" shall be amended to read as follows:

             (g)   "Demised Premises (excluding the Additional Premises G)

             Term                                              Monthly Rental
             ----                                              --------------
       October 1, 1997 through                                  $ 93,656.27
       September 30, 1998

       October 1, 1998 through                                  $ 96,026.66
       September 30, 1999

       October 1, 1999 through                                  $ 98,447.50
       September 30, 2000

       October 1, 2000 through                                  $ 99,153.57
       September 30, 2001

       October 1, 2001 through                                  $ 99,910.10
       September 30, 2002

       October 1, 2002 through                                  $102,280.49
       September 30, 2003

       October 1, 2003 through                                  $104,650.90
       September 30, 2004


                              Additional Premises G


            Term                                              Monthly Rental
            ----                                              --------------
       Effective Date through                                  $3,098.10
       September 30, 1998
       (subject to the credit provided in Section 1(d)
       hereof)

       October 1, 1998 through                                 $3,176.51
       September 30, 1999

       October 1, 1999 through                                 $3,256.59
       September 30, 2000

       October 1, 2000 through                                 $3,279.94
       September 30, 2001

       October 1, 2001 through                                 $3,304.97
       September 30, 2002

       October 1, 2002 through                                 $3,383.38
       the Fifth Anniversary of
       the Effective Date



       (c) Section 1(i) of the Lease captioned "Tenant's Share" shall be amended to read as follows:
                    "(i) Tenant's share:     62.33% as of the Date hereof
                                             64.39% as of the Effective Date"


       (d) Landlord will arrange for the furnishing of electricity to the Additional Premises G, and Landlord shall charge Tenant for such electricity as determined by metering at the applicable secondary rates filed by Landlord with the proper regulating authorities in effect from time to time covering such services, but not more than the secondary rates which would be charged to Tenant by the public utility company. Such charge to Tenant for electricity shall be payable in monthly installments together with Basic Rental in the amount invoiced to Tenant.

      (e) Section 2(e) of the Fourth Amendment to Lease shall be amended to read as follows:

             "Notwithstanding anything herein contained to the contrary, if this Lease shall be terminated and/or Landlord shall re-enter the Demised Premises as a result of Tenant's default, then upon such termination or re-entry, and in addition to Section (xiii) Tenant shall pay to Landlord the amount of Three Hundred Eighty Six Thousand Six Hundred Twenty Seven 00/00 dollars ($386,627.00) multiplied by a fraction, the numerator of which is the number of months remaining in the term upon such termination and/or re-entry and the denominator of which is the number of months from the respective Effective Dates through the Expiration Date. Such amount shall be discounted to present value over the remaining term of this Lease at the discount rate of the Federal Reserve Bank of Chicago at such time, plus one percent (1%).

       (f)   Rider to Section 2.1 of the Lease shall be amended as follows:

             "Tenant shall have the right to utilize the following reserved parking spaces in the executive covered parking area without additional cost of rent during the term of this Lease, as the same may be extended: Thirty (30) spaces as of the date hereof; one (1) additional space [for a total of thirty-one (31)] as of the Effective Date. Landlord shall place signs designating such spaces [for the exclusive use of Tenant] Landlord shall use reasonable efforts to police Tenant's right to utilize such reserved spaces, but Landlord shall have no liability or responsibility to Tenant if such spaces are not available through acts or omissions of others.

             If Tenant shall expand the Demised Premises pursuant to Sections
             (h) and/or (i) hereof, Tenant shall be entitled to additional reserved spaces on a pro-rata basis to the extent the same are available.

             Landlord shall provide an area in reasonable proximity to the Building for general designated visitor parking for the Building (including Tenant's visitors)."

                                       3.

       Effective upon the Effective Date, Exhibit "B" to the Lease is hereby deleted in its entirety and Exhibit "B" attached hereto is hereby substituted.

                                       4.

       EXCEPT, as specifically provided to the contrary herein, all of the rest and remaining terms and conditions of the Lease shall remain in full force and effect. All defined terms used herein shall have the same meaning as used in the Lease unless a different meaning is clearly indicated.

       The Lease as herein amended is hereby ratified and confirmed by the parties and shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                           2 6 6 0 0 DEVELOPMENT ASSOCIATES
                                           LIMITED PARTNERSHIP,
                                           a Michigan limited partnership

                                           By:   26600 Investment Corporation
                                                 a Michigan corporation
                                           Its:  General Partner

                                           By:
                                                 -------------------------------
                                                 Mike Kojaian
                                                 President
                                                                      "LANDLORD"

                                                 MEADOWBROOK, INC.
                                                 a Michigan corporation

                                                 By:
                                                     ---------------------------

                                                 Its:
                                                     ---------------------------

                                                                        "TENANT"

                            EIGHTH AMENDMENT TO LEASE


         This EIGHTH AMENDMENT TO LEASE made and entered into this 16th day of September, 1999 by and between 26600 DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 1400 North Woodward, Suite 250, Bloomfield Hills, Michigan 48304-2876 (hereinafter referred to as "Landlord") and MEADOWBROOK, INC., a Michigan corporation, whose address 26600 Telegraph Road, Suite 300, Southfield, Michigan 48034 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord as Landlord, and Tenant as Tenant, entered into that certain lease dated July 25, 1990 covering premises at the Brookview Building, 26600 Telegraph Road, Southfield, Michigan (hereinafter referred to as the "Original Premises"); and

         WHEREAS, the lease was amended by the First Amendment to Lease dated May 26, 1993, Second Amendment to Lease dated October 27, 1993, Third Amendment to Lease dated April 4, 1994, Fourth Amendment to Lease dated March 21, 1995, Fifth Amendment to Lease dated August 7, 1995, Sixth Amendment to Lease dated May 13, 1996 and Seventh Amendment to Lease dated February 6, 1998 (hereinafter collectively referred to as the "Lease"); and

         WHEREAS, Tenant desires to lease an additional premises on the fourth
(4th) floor consisting of two thousand five hundred eighty-seven (2,587) rentable square feet, hereinafter referred to as and designated the "Additional Premises H" on Exhibit "B" hereto and Landlord is willing to lease the Additional Premises H to Tenant upon the terms and conditions herein set forth; and

         WHEREAS, Landlord and Tenant have agreed to extend the term of the Lease with respect to Additional Premises G, so that the same expires on September 30, 2004; and

         WHEREAS, the parties wish to further amend the Lease as more particularly set forth herein,

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is hereby amended as follows:

                                       1.

         (a) Tenant will furnish to Landlord all information regarding its partition, electrical and telephone requirements and all other pertinent information, by not later than September 13, 1999. Based upon the information supplied by Tenant to Landlord, Landlord, at its sole cost and expense, shall prepare plans and specifications for the renovations to the Additional Premises H, and Landlord shall submit such plans and specifications to Tenant for Tenant's approval, which approval shall not be unreasonably withheld. Tenant shall approve said plans and specifications or supply Landlord with its comments in writing thereto within five (5) days of receipt of same, and if Tenant shall fail to supply such approval or comments in writing within such five (5) day period, such plans and specifications shall be deemed approved. If Tenant requests any changes to such plans and specifications, Landlord and Tenant shall cooperate to resolve all such matters.

         (b) Landlord shall complete the Additional Premises H in accordance with the approved plans and specifications and deliver the same to Tenant for Tenant's occupancy on or about October 1, 1999. The date Landlord so delivers the Additional Premises H to Tenant is hereinafter referred to as the "Effective Date".

         (c) The cost of all improvements to the Additional Premises H shall be paid by Tenant as follows: (i) One-half of such amount upon the approval of such costs by Tenant, and (ii) the balance of such amount prior to occupancy of the Additional Premises H by Tenant.

         (d) In consideration of Tenant paying for all the improvement costs, as provided in (c) above, Landlord shall provide Tenant with a $12,935.00 ($5.00 per rentable square foot) rent credit. Such credit shall be applied against the Basic Rental for the Additional Premises H until exhausted.

For example, Tenant shall not be required to pay any Basic Rental with respect to the Additional Premises H for the first three (3) months following the Effective Date and the Basic Rental for the fourth (4th) month shall be $3,449.32.

                                           2.

                  Effective upon the Effective Date, the Lease shall be amended as follows:

         (a) Section 1(d) of the Lease captioned "Demised Premises", shall be amended as follows:

                  "(d)     Demised Premises   The entire third floor of the
                                              building (25,064 square feet), a
                                              portion of the second floor of the
                                              building (23,669 square feet), a
                                              portion of the fourth floor of the
                                              building (4,554 square feet) and a
                                              portion of the first floor of the
                                              building (9,236 square feet) as of
                                              the date hereof.

                                              The entire third floor of the
                                              building (25,064 square feet), a
                                              portion of the second floor of the
                                              building (23,669 square feet), a
                                              portion of the fourth floor of the
                                              building (7,141 square feet) and a
                                              portion of the first floor of the
                                              building (9,236 square feet) as of
                                              the Effective Date."

         (b) Rider to Section 1(g) of the Lease captioned "Basic Rental" shall be amended to read as follows:

             (g) "Demised Premises (excluding the Additional Premises H)

                  Term                                                          Monthly Rental
                  ----                                                          --------------
         October 1, 1999 through
         September 30, 2000                                                     $101,704.09

         October 1, 2000 through
         September 30, 2001                                                     $102,433.51

         October 1, 2001 through
         September 30, 2002                                                     $103,215.07

         October 1, 2002 through
         September 30, 2003                                                     $105,663.87

         October 1, 2003 through
         September 30, 2004                                                     $108,034.28


                              Additional Premises H
                              ---------------------

                  Term                                                          Monthly Rental
                  ----                                                          --------------
         Effective Date through
         September 30, 2000                                                     $4,096.08
         (subject to the credit provided in Section 1(d)
         hereof)

         October 1, 2000 through
         September 30, 2001                                                     $4,203.88

         October 1, 2001 through
         September 30, 2002                                                     $4,311.67

         October 1, 2002 through
         the Fifth Anniversary of
         the Effective Date                                                     $4,419.46"

         (c) Section 1(i) of the Lease captioned "Tenant's Share" shall be amended to read as follows:

                  "(i)     Tenant's share:    Original Premises (including
                                              the Original Premises and
                                              Additional Premises A - G): 64.39%
                                              Additional Premises H:      2.65%"

         (d) Landlord will arrange for the furnishing of electricity to the Additional Premises H, and Landlord shall charge Tenant for such electricity as determined by metering at the applicable secondary rates filed by Landlord with the proper regulating authorities in effect from time to time covering such services, but not more than the secondary rates which would be charged to Tenant by the public utility company. Such charge to Tenant for electricity shall be payable in monthly installments together with Basic Rental in the amount invoiced to Tenant.

         (e) With respect to the Additional Premises H, Tenant shall pay to Landlord as additional rental during the term of the Lease Tenant's Share of Expenses as provided below.

         The following terms shall have the following meanings.

                  (i) The term "Expenses" shall mean the actual cost incurred by Landlord with respect to the operation, maintenance, repair and replacement and administration of the Development, including, without limitation or duplication, (1) the costs incurred for air conditioning; mechanical ventilation; heating; cleaning (including janitorial services); rubbish removal; snow removal; general landscaping and maintenance; window washing, elevators, porter and matron services, electric current for the Common Areas; reasonable management fees; protection and security services; repairs, replacement, and maintenance; fire, extended coverage, boiler, sprinkler, apparatus, public liability and property damage insurance (including loss of rental income insurance); supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees and management staff; accounting and administrative staff; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees and staff; sales, use and other similar taxes; Landlord's Michigan Single Business Tax, water rates and sewer charges and personal property taxes; depreciation of movable equipment and personal property, which is, or should be, capitalized on the books of Landlord, and the cost of movable equipment and personal property, which need not be so capitalized, as well as the cost of maintaining all such movable equipment, and any other costs, charges and expenses which, under generally accepted accounting principles and practices, would be regarded as maintenance and operating expenses, and
         (2) the cost of any capital improvements made to the Development by Landlord after the Commencement Date that are intended to reduce other Expenses, or made to the Development by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Development at the time it was constructed, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of two percent (2%) in excess of the then current "prime rate" published in The Wall Street Journal or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Expenses shall not include "Taxes," as defined in Section (b) hereof; depreciation on the Building other than depreciation on carpeting in Common Areas and other than as set forth above; costs of services or repairs, replacements and maintenance which are paid for by proceeds of insurance, by other tenants (in a manner other than as provided herein), or third parties; or tenant improvements, real estate brokers' commissions, interest and capital items other than replacements and those referred to in clause (2) above.

                  The Expenses shall be adjusted to equal Landlord's reasonable estimate of Expenses had the total Building been occupied and had the total Building been furnished all services.

                  (ii) The term "Base Expenses" shall mean the Expenses for the 2000 calendar year.

                  (iii) The term "Additional Expenses" shall mean the total dollar increases, if any, over the Base Expenses paid or incurred by Landlord in the respective year.

                  (iv) The term "Taxes" shall mean the amount incurred by Landlord of all ad valorem real property taxes and assessments, special or otherwise, levied upon or with respect to the Development, or the rent and additional charges payable hereunder, imposed by any taxing authority having jurisdiction. Taxes shall also include all taxes, levies and charges which may be assessed, levied or imposed in replacement of, or in addition to, all or any part of ad valorem real property taxes as revenue sources, and which in whole or in part are measured or calculated by or based upon the Development, the freehold and/or leasehold estate of Landlord or Tenant, or the rent and other charges payable hereunder. Taxes shall include any expenses incurred by Landlord in determining or attempting to obtain a reduction of Taxes.

                  (v) The term "Base Taxes" shall mean the 1999 real estate tax rate applicable to the Development multiplied by the tax value of the Development determined by the City of Southfield as of December 31, 1999, or as finally determined in the event Landlord appeals such assessment.

                  (vi) The term "Tenant's Share" shall mean the percentage set forth in Section 1(i) hereof. Tenant's Share has been computed on the basis of the square foot area of the Demised Premises divided by the total leasable square foot area of the Building (including the Demised Premises). In the event the square foot area of the Demised Premises or the leasable square foot area of the Building shall be determined to differ from that utilized in computing Tenant's Share, Tenant's Share shall be adjusted accordingly.

                  (vii) Tenant shall pay to Landlord as additional rental Tenant's Share of Expenses and Taxes, applicable to the Additional Premises H only, in the manner and at the times herein provided.

                  (viii) With respect to Expenses and Taxes, prior to the beginning of each calendar year, or as soon thereafter as practicable, Landlord shall give Tenant notice of Landlord's estimate of Tenant's Share of Expenses and Taxes for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts, provided that until such notice is given with respect to the ensuing calendar year, Tenant shall continue to pay the amount currently payable pursuant hereto until after the month such notice is given. If at any time or times it appears to Landlord that Tenant's Share of Expenses or Tenant's Share of Taxes for the then current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may, by notice to Tenant, revise its estimate for such year and subsequent payments by Tenant for such year shall be based upon such revised estimate.

                  Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement prepared by Landlord of Tenant's Share of Expenses and Taxes, respectively, for such calendar year. If on the basis of either of such statements, Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess amount against the next payment(s) due from Tenant to Landlord of Expenses or Taxes, as the case may be. If on the basis of such statement, Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within seven (7) days after delivery of such statement.

                  (ix) If this Lease shall commence on a day other than the first day of a calendar year or terminate on a day other than the last day of a calendar year, Tenant's Share of Expenses and/or Taxes that is applicable to the calendar year in which such commencement or termination shall occur shall be prorated on the basis of the number of calendar days within such year as are within the Term.

                  (x) Tenant shall pay as additional rental any money and charges required to be paid by Tenant pursuant to the terms of this Lease, whether or not the same may be designated "additional rent."

                                       3.

         Effective upon the Effective Date, Exhibit "B" to the Lease is hereby deleted in its entirety and Exhibit "B" attached hereto is hereby substituted.

                                       4.


         EXCEPT, as specifically provided to the contrary herein, all of the rest and remaining terms and conditions of the Lease shall remain in full force and effect. All defined terms used herein shall have the same meaning as used in the Lease unless a different meaning is clearly indicated.

         The Lease as herein amended is hereby ratified and confirmed by the parties and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                               26600 DEVELOPMENT ASSOCIATES
                                               a Michigan limited partnership

                                               By: 26600 Investment Corporation
                                                     a Michigan corporation
                                               Its:General Partner


                                               By:
                                                  ------------------------------
                                                  Mike Kojaian
                                                  President

                                                                      "LANDLORD"

                                               MEADOWBROOK, INC.
                                               a Michigan corporation


                                               By:
                                                  ------------------------------

                                               Its:
                                                  ------------------------------
                                                                        "TENANT"